SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  October 6, 2004

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-107055	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.

Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

8.1

Tax Opinion of McKee Nelson LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON
      MORTGAGE SECURITIES CORP.

By:   /s/ John P. Graham

Name: John P. Graham

Title:   Vice President

Dated:  October 6, 2004

Exhibit Index

Exhibit

8.1

Tax Opinion of McKee Nelson LLP

Exhibit 8.1

MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK  10036
Telephone:  (917) 777-4200
Facsimile:  (917) 777-4299

September 1, 2004

Credit Suisse First Boston LLC 11 Madison Avenue New York, New York 10010
Moody’s Investors Service, Inc. 99 Church Street New York, New York 10007
Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. 55 Water Street, 41st Floor New York, New York 10041 Fitch Ratings One State Street Plaza New York, New York 10004

Re:

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Asset Trust 2004-6
Home Equity Pass-Through Certificates, Series 2004-6

Ladies and Gentlemen:

We have acted as special counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the “Company”), in connection with the issuance of the Home Equity Pass-Through Certificates of the above-referenced Series (the “Certificates”).  The Class A-1, Class A-2, Class A-IO-1, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class B-4, Class A-IO-2, Class A-IO-S and Class X Certificates are referred to herein as the “Regular Interest Certificates.”

The Certificates will represent the entire beneficial ownership interest in the Home Equity Asset Trust 2004-6 (the “Trust”) to be created pursuant to a Pooling and Servicing Agreement dated as of August 1, 2004 (the “Pooling Agreement”), among the Company, as depositor, U.S. Bank National Association, as trustee, DLJ Mortgage Capital, Inc., as seller, The Murrayhill Company, as credit risk manager, Wells Fargo Bank, N.A., as a servicer (in such capacity “WFBNA”) and as back-up servicer and Ocwen Federal Bank FSB, as a servicer (“Ocwen” and together with WFBNA, the “Servicers”).  The assets of the Trust will initially consist primarily of (i) a pool of conventional fixed-rate and adjustable-rate mortgage loans conveyed to the Trust on September 1, 2004 (the “Closing Date”) pursuant to the Pooling Agreement (the “Mortgage Loans”), (ii) the Interest Rate Cap Agreement, (iii) the amount on deposit in the Prefunding Account and (iv) the amount on deposit in the Capitalized Interest Account.

Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling Agreement.

In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

(1)

A signed copy of the Registration Statement on Form S-3 (File No. 333-107055) filed by the Company with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”), on July 15, 2003, together with each amendment thereto (such registration statement, as amended and as declared effective by the Commission on August 5, 2003, is referred to herein as the “Registration Statement”).

(2)

The Prospectus relating to the Offered Certificates, dated June 25, 2004 (the “Base Prospectus”), as supplemented by the Prospectus Supplement, dated August 30, 2004 (the “Prospectus Supplement”), in the form filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Base Prospectus, as supplemented by the Prospectus Supplement, the “Prospectus”).

(3)

The Pooling Agreement.

(4)

A specimen Certificate of each Class of Certificates.

In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below.  Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals.  Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Pooling Agreement other than those contained in the Pooling Agreement.  Furthermore, our opinions are based on the assumption that all parties to the Pooling Agreement will comply with the terms thereof, including all tax reporting requirements contained therein.

As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies.  We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Certificates.

As of the Closing Date, each REMIC created pursuant to the Pooling Agreement will qualify as a REMIC within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”), assuming (i) an election is made to treat the assets of each REMIC as a REMIC, (ii) compliance with the Pooling Agreement, and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.  The Regular Interest Certificates represent ownership of regular interests in the Master REMIC.  The Class R Certificate represents ownership of the sole class of residual interest in each of the Subsidiary REMIC, the Intermediate REMIC, and the Master REMIC created pursuant to the Pooling Agreement.  The Class R-II Certificate represents ownership of the sole class of residual interest in the Pooling REMIC created pursuant to the Pooling Agreement.  The rights of the holders of the Regular Interest Certificates (other than the Class A-IO-1, Class A-IO-2, Class A-IO-S and the Class X Certificates) to receive payments in respect of Basis Risk Shortfalls and the rights of the Class A-IO-1 Certificates to receive prepayment premiums represent, for federal income tax purposes, contractual rights that are separate from their regular interests within the meaning of Treasury regulations Section 1.860G-2(i).

The statements in the Base Prospectus and the Prospectus Supplement, as the case may be, under the heading “Material Federal Income Tax Consequences,” to the extent that they constitute matters of New York or federal law or legal conclusions with respect thereto, have been reviewed by us and are correct in all material respects.

The opinions set forth herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time.  Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based.  The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States and the laws of the State of New York.  This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Pooling Agreement pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so.  This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein.  This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

Very truly yours,

/s/ MCKEE NELSON

MCKEE NELSON LLP
5 TIMES SQUARE, 35TH FLOOR
NEW YORK, NEW YORK  10036
Telephone:  (917) 777-4200
Facsimile:  (917) 777-4299

October 6, 2004

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C.  20549

RE:

Credit Suisse First Boston Mortgage Securities Corp.,

Home Equity Asset Trust 2004-6

Home Equity Pass-Through Certificates, Series 2004-6

Ladies and Gentlemen:

We have acted as counsel for Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation (the “Company”).  We enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K in connection with the above-referenced transaction.

Very truly yours,

/s/ Michael Braun

            Michael Braun

Enclosure